Exhibit 99.1

Dome Ventures Corporation Suite 2200, 885 West Georgia Street Vancouver, BC V6C 3E8	Metalline Mining Company 1330 E. Margaret Avenue Coeurd’Alene, ID 83815

DOME AND METALLINE ANNOUNCE SEC S-4 FILING

Vancouver, British Columbia, January 29, 2010 – Metalline Mining Company (AMEX : MMG) (“Metalline”) and Dome Ventures Corporation (TSX-V: DV.U) (“Dome”).  In connection with the proposed merger between Dome and Metalline, Metalline filed today a preliminary joint proxy statement/prospectus on Form S-4 with the U.S. Securities and Exchange Commission (SEC).  Once the SEC has cleared the preliminary joint proxy statement/prospectus, Metalline and Dome anticipate setting a date for a special meeting of each of their stockholders to approve the merger and delivering the final joint proxy statement/prospectus to their respective stockholders. The final joint proxy statement/prospectus will also be filed at www.sedar.com and with the SEC on www.sec.gov.

The full text of the preliminary joint proxy statement/prospectus filed today by Metalline is available at www.sec.gov.  The information in the joint proxy statement/prospectus is not complete and may be changed.  Metalline may not sell its securities until the registration statement filed with the Securities and Exchange Commission is effective.

On behalf of the Board of DOME VENTURES CORPORATION Brian Edgar Brian D. Edgar President, Chief Executive Officer and Director	On behalf of the Board of METALLINE MINING COMPANY Merlin Bingham Merlin Bingham Chairman

Forward-Looking Statements

This news release contains forward-looking statements regarding future events that are subject to the safe harbors created under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act" and “forward-looking information” within the meaning of applicable Canadian securities laws.  These statements are based on information currently available to Dome and Metalline and neither Dome norMetalline  provides any assurance that actual results will meet their managements’ expectations. Forward-looking statements include statements and expectations that describe Dome and Metalline’s future plans, objectives or goals, including words to the effect that Dome and Metalline expect a stated condition or result to occur. Forward-looking statements may be identified by such terms as “anticipates”, “believes”, “could”, “estimates”, “expects”, “may”, “shall”, “will”, or “would”.  Since forward-looking statements are based on assumptions and address future events and conditions, by their very nature they involve inherent risks and uncertainties. Actual results relating to, among other things, the completion of the merger, could differ materially from those currently anticipated in such statements for many reasons such as changes in general economic conditions and conditions in the financial markets,  changes in demand and prices for minerals, or technological and operational difficulties encountered in connection with the activities of the companies. This list is not exhaustive of the factors that may affect any of the Dome’s and Metalline’s forward-looking statements.  Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including those identified elsewhere herein, and in Metalline's Annual Report on Form 10-K for the fiscal year ended October 31, 2009 under "Risk Factors.”   These and other factors should be considered carefully and readers should not place undue reliance on the Dome’s and Metalline’s forward-looking statements. Neither Dome nor Metalline undertakes to update any forward-looking statement that may be made herein, except in accordance with applicable securities laws.

Additional Information

This press release is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any securities. Any offer of Metalline securities with respect to this transaction will be made only through a registration statement and related materials.  In connection with the proposed merger, Metalline will file an amended registration statement, including a definitive joint proxy statement of Metalline and Dome, with the SEC. Investors are urged to read the registration statement and joint proxy statement (including all amendments and supplements to it) because they will contain important information. Investors may obtain free copies of the registration statement and joint proxy statement when they become available, as well as other filings containing information about Metalline and Dome, without charge, at the SEC’s Internet site (www.sec.gov). These documents may also be obtained by directing a request to Metalline at 1330 E. Margaret Avenue, Coeur d'Alene, Idaho (telephone (208) 665-2002).

Metalline and Dome and their respective directors and executive officers and other members of management and employees are potential participants in the solicitation of proxies from Metalline and Dome shareholders in respect of the proposed merger.

Information regarding Metalline’s directors and executive officers is available in Metalline’s annual report on Form 10-K for the year ended October 31, 2009, filed with the SEC on January 11, 2010. Additional information regarding the interests of such potential participants in the proposed merger will be included in the registration and joint proxy statement filed with the SEC in connection with the proposed transaction.

For further information, contact Brian D. Edgar, President and Chief Executive Officer of Dome at (604) 687-5800, or Merlin Bingham, President and Chairman of Metalline at (208)665-2002. You can also visit the Dome web site at www.domeventures.com or the Metalline web site at www.metallinemining.com.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.